UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2019

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 West 46th Street, Suite 2204

New York, NY 10036

(Address of principal executive office)

646-822-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2019, David Smith, Executive Vice President, Chief Financial Officer of New Senior Investment Group Inc. (the “Company”), notified the Company of his resignation, effective as of the close of business on September 30, 2019. Mr. Smith’s resignation was due to a personal decision to pursue another business opportunity and not due to any disagreement relating to the Company’s operations, financial statements, internal controls, policies or practices.

Bhairav Patel will assume the duties of principal financial officer of the Company on an interim basis, on the effective date of Mr. Smith’s resignation, while the Company conducts a search for Mr. Smith’s replacement. Mr. Patel, age 40, is the Company’s Executive Vice President of Finance and Accounting and principal accounting officer since January 2019. Mr. Patel previously served as a Managing Director in Fortress Investment Group’s (“Fortress”) Private Equity group beginning in March 2016. Mr. Patel joined Fortress in 2007 and served in various capacities within the corporate accounting and finance divisions, including as head of Fortress’s financial planning & analysis group. Prior to joining Fortress in 2007, Mr. Patel served as an accounting manager at GSC Group, a credit-based alternative investment manager. Mr. Patel received a Bachelor’s degree and Master’s degree in Commerce from the University of Mumbai, and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Patel and any other persons in connection with his appointment, nor are there any family relationships between Mr. Patel and any of the Company’s directors or executive officers. Additionally, there are no transactions involving Mr. Patel or any of his immediate family members that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

The Company’s press release, dated September 9, 2019, announcing the departure of Mr. Smith and appointment of Mr. Patel is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated September 6, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: September 6, 2019	By:	/s/ Lori B. Marino
Lori B. Marino
Executive Vice President, General Counsel & Secretary